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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) AUGUST 6, 2003

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                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)



        DELAWARE                          1-5794                  38-1794485
        --------                          ------                  ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)



           21001 VAN BORN ROAD, TAYLOR, MICHIGAN                 48180
           -------------------------------------                 -----
          (Address of Principal Executive Offices)             (Zip Code)



                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         99 Press Release of Masco Corporation dated August 6, 2003, reporting Masco Corporation's financial results for the second quarter of 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is intended to be furnished under "Item 9. Regulation FD Disclosure" and also under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing expressly references this Current Report on Form 8-K.

         Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Masco Corporation, dated August 6, 2003, reporting Masco Corporation's financial results for the second quarter of 2003 and certain other information. On August 6, 2003, Masco Corporation will hold an investor conference and webcast to disclose financial results for the second quarter of 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MASCO CORPORATION



                                              By: /s/ Timothy Wadhams
                                                  ------------------------------
                                              Name:   Timothy Wadhams
                                              Title:  Vice President and
                                                        Chief Financial Officer



August 6, 2003


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                                  EXHIBIT INDEX


   99 Press Release of Masco Corporation, dated August 6, 2003, reporting Masco Corporation's financial results for the second quarter of 2003 and certain other information.